Exhibit 99.1

FOR IMMEDIATE RELEASE
Editorial Contact Suresh Panikar Adaptec, Inc. (408) 957-2393	Investor Contact Nicole Noutsios NMN Advisors (510) 451-2952

Adaptec Reports First Quarter Fiscal 2009 Results

Company Moves Towards Profitability;
Earnings per Share from Continuing Operations GAAP ($0.00) and $0.04 Non-GAAP

MILPITAS, Calif. - July 31, 2008 - Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported its financial results for the first quarter of fiscal 2009, which ended on June 30, 2008.

Net revenues from continuing operations for the Company's first quarter of fiscal 2009 were $31.5 million, compared with $36.1 million for the first quarter of fiscal 2008. Gross margins from continuing operations were 47% for the first quarter of fiscal 2009, compared with 32% for the first quarter of fiscal 2008.

The Company's loss from continuing operations, net of taxes, computed on a generally accepted accounting principles (GAAP) basis, for the first quarter of fiscal 2009 was less than ($0.1) million, or ($0.00) per share, compared with a loss from continuing operations, net of taxes, of ($3.1) million, or ($0.03) per share, for the first quarter of fiscal 2008. GAAP net income for the first quarter of fiscal 2009 was $5.0 million, or $0.04 per share, compared with a net loss of ($3.6) million, or ($0.03) per share, for the first quarter of fiscal 2008. GAAP net income for the first quarter of fiscal 2009 included $5.8 million from the disposal of discontinued operations, net of taxes.

"As our results show, we are making steady progress on streamlining our operating model," said S. "Sundi" Sundaresh, President and CEO of Adaptec. "We continue to execute and successfully launched our Series 2 RAID controllers in the quarter. I am pleased with our product pipeline and we expect to maintain a strong pace of innovation in the future."

Adaptec implemented a restructuring plan, primarily related to a reduction in workforce, to reduce its operating expenses due to a declining revenue base, streamline its operations and better align its resources with its strategic business objectives. The Company began these headcount reductions in the first quarter of fiscal 2009 and anticipates the remaining actions to take place in the second quarter of fiscal 2009. The Company expects to record a total restructuring charge of $3.8 million associated with this plan, of which $1.8 million, related to severance and related benefits, was recorded in the first quarter of fiscal 2009.

Non-GAAP income from continuing operations, net of taxes, for the first quarter of fiscal 2009 was $4.8 million, or $0.04 per share, compared with a non-GAAP loss from continuing operations, net of taxes, of ($5.6) million, or ($0.05) per share, for the first quarter of fiscal 2008. Non-GAAP net income for the first quarter of fiscal 2009 was $4.3 million, or $0.04 per share, compared with a non-GAAP net loss of ($5.9) million, or ($0.05) per share, for the first quarter of fiscal 2008. The non-GAAP results for all the periods presented, including, but not limited to, the first quarters of fiscal 2009 and 2008, as defined below in the section "Use of Non-GAAP Financial Measures," differ from results measured under GAAP as they exclude stock-based compensation expense, amortization of acquisition-related intangible assets, restructuring costs, other charges or gains, and tax differences due to GAAP versus non-GAAP measurements. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables at the end of this press release.

Conference Call

The Adaptec first quarter fiscal 2009 earnings conference call is scheduled for 1:45 p.m. Pacific Time on July 31, 2008. Individuals may participate via webcast by visiting www.adaptec.com/investor 15 minutes prior to the call. A telephone replay of the teleconference will be available through August 14, 2008 by calling (888) 203-1112 in the U.S. or (719) 457-0820 internationally and referencing reservation number 4308350.

About Adaptec

Adaptec, Inc. (NASDAQ: ADPT) provides trusted storage solutions that reliably move, manage, and protect critical data and digital content. Adaptec's software and hardware-based solutions are delivered through leading original equipment manufacturers (OEMs) and channel partners to provide storage connectivity, data protection, and networked storage to enterprises, government organizations, medium and small businesses worldwide. More information is available at www.adaptec.com.

Safe Harbor Statement

This news release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are statements regarding future events or the future performance of Adaptec, and include statements regarding Adaptec's expectation that it will complete the remaining actions relating to its restructuring plan during the second quarter of fiscal 2009 and the total anticipated charge it expects to incur related to this restructuring plan, Adaptec's progress with respect to streamlining its operating model and its expectation regarding maintaining a strong pace of innoviation in the future. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: if we do not meet our restructuring objectives, we may have to continue to implement additional plans in order to reduce our operating costs; achieving necessary support from the contract manufacturers to which we have outsourced manufacturing, assembly and packaging of our products; retaining key management; Adaptec's ability to launch new software products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets' failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled "Risk Factors" included in our Annual Report on Form 10-K/A for the year ended March 31, 2008 on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward-looking information that is included in this release.

Adaptec is a registered trademark in the United States and other countries. Other product and company names are trademarks or registered trademarks of their respective owners.

###

Adaptec, Inc.
GAAP Condensed Consolidated Statements of Operations
(unaudited)

                                                                      Three-Month Period Ended
                                                    ----------------------------------------------------
                                                         June 30,          March 31,         June 30,
                                                           2008              2008              2007
                                                    ----------------  ----------------  ----------------
                                                          (in thousands, except per share amounts)

Net revenues                                       $         31,503  $         35,588  $         36,102
Cost of revenues                                             16,821            19,106            24,593
                                                    ----------------  ----------------  ----------------
Gross profit                                                 14,682            16,482            11,509
                                                    ----------------  ----------------  ----------------
Operating expenses:
   Research and development                                   5,903             6,824            10,416
   Selling, marketing
      and administrative                                      9,497            11,682            13,460
   Amortization of acquisition-
      related intangible assets                                  --               631               643
   Restructuring charges                                      1,837               613             1,526
   Other charges (gains)                                         --             2,205            (5,914)
                                                    ----------------  ----------------  ----------------
      Total operating expenses                               17,237            21,955            20,131
                                                    ----------------  ----------------  ----------------
Loss from continuing operations                              (2,555)           (5,473)           (8,622)
Interest and other income                                     5,262             7,979             6,721
Interest expense                                               (841)             (872)           (1,014)
                                                    ----------------  ----------------  ----------------
Income (loss) from continuing operations
   before income taxes                                        1,866             1,634            (2,915)
Provision for income taxes                                    1,913               315               214
                                                    ----------------  ----------------  ----------------

Income (loss) from continuing operations,                       (47)            1,319            (3,129)
   net of taxes
Discontinued operations, net of taxes
   Loss from discontinued
      operations, net of taxes                                 (734)           (1,398)             (506)
   Income from disposal of
      discontinued operations,
      net of taxes                                            5,794               623                --
                                                    ----------------  ----------------  ----------------
Income (loss) from discontinued operations,
   net of taxes                                               5,060              (775)             (506)
                                                    ----------------  ----------------  ----------------
Net income (loss)                                  $          5,013  $            544  $         (3,635)
                                                    ================  ================  ================

Income (loss) per common share:
    Basic
        Continuing operations                      $          (0.00) $           0.01  $          (0.03)
        Discontinued operations                    $           0.04  $          (0.01) $          (0.00)
        Net income (loss)                          $           0.04  $           0.00  $          (0.03)
    Diluted
        Continuing operations                      $          (0.00) $           0.01  $          (0.03)
        Discontinued operations                    $           0.04  $          (0.01) $          (0.00)
        Net income (loss)                          $           0.04  $           0.00  $          (0.03)

Shares used in computing
   income (loss) per share:
    Basic                                                   119,192           119,163           117,897
    Diluted                                                 119,192           119,887           117,897

To supplement its condensed consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides enhance the ability of the investment community to review the Company's results and projections.

The non-GAAP financial information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP financial measures presented by the Company may be different than the non-GAAP financial measures presented by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

The Company excludes the following expenses, gains and losses from its non-GAAP financial measures, when applicable:

Stock-based compensation expense: Stock-based compensation expense consists of expenses recorded under SFAS 123(R), "Share-Based Payment," in connection with stock awards such as stock options, restricted stock awards and restricted stock units granted under the Company's equity incentive plans and shares issued pursuant to the Company's employee stock purchase plan. The Company excludes stock-based compensation expense from non-GAAP financial measures because it is a non-cash measurement that does not reflect the Company's ongoing business; the Company believes that the provision of non-GAAP information that excludes stock-based compensation improves the ability of investors to compare its period- over-period operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Amortization of acquisition-related intangible assets: Amortization of acquisition-related intangible assets primarily relate to core and existing technologies, and customer relationships that were acquired from prior acquisitions. The Company excludes the amortization of acquisition-related intangible assets because it does not reflect the Company's ongoing business and it does not have a direct correlation to the operation of the Company's business. In addition, in accordance with GAAP, the Company generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, the Company believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangible assets in order to enhance the period-over-period comparison of its operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Restructuring charges and other charges (gains): Restructuring charges primarily relate to activities engaged in by the Company's management to simplify its infrastructure. Other charges (gains) primarily relate to the impairment of acquisition-related intangible assets from prior acquisitions and gain on sale of long-lived assets. Restructuring charges and other charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although the Company has engaged in various restructuring activities over the past several years, each has been a discrete, extraordinary event based on a unique set of business objectives. The Company does not engage in restructuring activities in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures, as it enhances the ability of investors to compare the Company's period-over-period operating results. Other charges (gains) are also excluded from non-GAAP financial measures because the occurrence of such costs is infrequent.

Income taxes: Incremental income taxes associated with certain non-GAAP items and a tax provision from certain discrete tax events that occurred during the first quarter of fiscal 2009, related to a pre-acquisition adjustment on a foreign entity.

Adaptec, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited)

                                                                      Three-Month Period Ended
                                                    ----------------------------------------------------
                                                         June 30,          March 31,         June 30,
                                                           2008              2008              2007
                                                    ----------------  ----------------  ----------------
                                                                       (in thousands)

GAAP income (loss) from continuing
   operations, net of taxes                        $            (47) $          1,319  $         (3,129)
   Stock-based compensation expense                           1,386             1,787             1,444
   Amortization of acquisition-
      related intangible assets                                  --               631               643
   Restructuring charges                                      1,837               613             1,526
   Other charges (gains)                                         --             2,205            (5,914)
   Income taxes                                               1,617                90              (160)
                                                    ----------------  ----------------  ----------------
Non-GAAP income (loss) from continuing
   operations, net of taxes                        $          4,793  $          6,645  $         (5,590)
                                                    ================  ================  ================
Adjustment for interest expense on 3/4%
   Convertible Notes, net of taxes                              762               743                --
                                                    ----------------  ----------------  ----------------
Adjusted Non-GAAP income (loss) from continuing
   operations, net of taxes - used only to
   calculate diluted earnings per share            $          5,555  $          7,388  $         (5,590)
                                                    ================  ================  ================

GAAP net income (loss)                             $          5,013  $            544  $         (3,635)
   Stock-based compensation expense                           1,386             1,787             1,444
   Amortization of acquisition-
      related intangible assets                                  --               631               643
   Restructuring charges                                      1,837               613             1,526
   Other charges (gains)                                         --             2,205            (5,914)
   Income taxes                                               1,617                90              (160)
   Loss (income) from discontinued
      operations, net of taxes                               (5,563)             (131)              203
                                                    ----------------  ----------------  ----------------
Non-GAAP net income (loss)                         $          4,290  $          5,739  $         (5,893)
                                                    ================  ================  ================
Adjustment for interest expense on 3/4%
   Convertible Notes, net of taxes                              762               743                --
                                                    ----------------  ----------------  ----------------
Adjusted Non-GAAP net income (loss) - used only
   to calculate diluted earnings per share         $          5,052  $          6,482  $         (5,893)
                                                    ================  ================  ================

Shares used in computing
   income (loss) per share:
    Basic - GAAP and Non-GAAP                               119,192           119,163           117,897

    Diluted - GAAP                                          119,192           119,887           117,897
       Employee stock options and other                       1,067                --                --
       3/4% Convertible Notes                                19,224            19,224                --
                                                    ----------------  ----------------  ----------------
    Diluted - Non-GAAP                                      139,483           139,111           117,897
                                                    ----------------  ----------------  ----------------

Adaptec, Inc.
Summary Balance Sheet and Cash Flow Data
 (unaudited)

                                                                                        As of
                                                              ----------------------------------------------------------
Balance Sheet Data                                              June 30, 2008       March 31, 2008      June 30, 2007
------------------------------------------------------------  ------------------  ------------------  ------------------
                                                                                    (in thousands)
Cash, cash equivalents and marketable securities             $          631,604  $          626,216  $          591,459
Accounts receivable, net                                                 19,635              23,204              28,337
Inventories                                                               6,147               9,926              24,678
Other intangible assets                                                      --                  --               4,837
Other assets                                                             42,437              40,741              57,806
                                                              ------------------  ------------------  ------------------
     Total assets                                            $          699,823  $          700,087  $          707,117
                                                              ==================  ==================  ==================

Current liabilities                                          $           30,082  $           31,439  $           56,774
Current portion of convertible notes                                    225,402             225,321                  --
Convertible notes, less current portion and other
     long-term obligations                                               17,894              19,231             232,378
Stockholders' equity                                                    426,445             424,096             417,965
                                                              ------------------  ------------------  ------------------
     Total liabilities and stockholders' equity              $          699,823  $          700,087  $          707,117
                                                              ==================  ==================  ==================

                                                                                  Three-Month Period Ended
                                                              ----------------------------------------------------------
Cash Flow Data                                                  June 30, 2008       March 31, 2008      June 30, 2007
------------------------------------------------------------  ------------------  ------------------  ------------------
                                                                                    (in thousands)
Net income (loss)                                            $            5,013  $              544  $           (3,635)
Less: Income (loss) from discontinued operations, net of taxes            5,060                (775)               (506)
                                                              ------------------  ------------------  ------------------
Income (loss) from continuing operations, net of taxes                      (47)              1,319              (3,129)
Adjustments to reconcile income (loss) from continuing
     operations, net of taxes, to net cash provided by
     (used in) operations:
     Non-cash P&L items:
       Stock-based compensation                                           1,386               1,787               1,444
       Inventory-related charges                                            197                 411               2,376
       Depreciation and amortization                                      1,316               1,712               3,006
       Impairment of long-lived assets                                       --               2,321                  --
       Gain on sale of long-lived assets                                     --                  --              (6,735)
       Other items                                                           60                 368                  72
     Changes in assets and liabilities                                    4,644              14,819                (742)
                                                              ------------------  ------------------  ------------------
Net cash provided by (used in) operating activities
     of continuing operations                                             7,556              22,737              (3,708)
Net cash provided by (used in) operating activities
     of discontinued operations                                            (151)              2,776               1,665
                                                              ------------------  ------------------  ------------------
Net cash provided by (used in) operating activities          $            7,405  $           25,513  $           (2,043)
                                                              ==================  ==================  ==================

Other significant cash flow activities:
     Proceeds from issuance of common stock                                   3                  36                 636
     Proceeds from sale of long-lived assets                                 --                  --              19,881